                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS,INC.,
                         SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS,INC.,
                         SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

           SCENARIO 1   SCENARIO 2   SCENARIO 3
           ----------   ----------   ----------
  PREPAY      100%          100%        100%
   RATES     frwd         frwd+100    frwd+200
     CDR        0             0%          0
SEVERITY        0%            0%          0%
REV LAG         -             -           -

PERIOD    Exc Sprd    Exc Sprd    Exc Sprd
------    --------    --------    --------
AVG YR1      288         199          86
AVG YR2      266         170          77
AVG YR3      371         281         188
AVG YR4      375         326         255
AVG YR5      364         316         269
----------------------------------------
      1      385         385         385
      2      392         293         195
      3      307         210         113
      4      312         214         117
      5      276         179          83
      6      293         196         100
      7      261         164          68
      8      249         153          57
      9      268         171          75
     10      238         141          47
     11      249         153          58
     12      226         130          37
     13      218         122          30
     14      279         183          88
     15      215         119          27
     16      229         133          40
     17      202         107          17
     18      226         131          38
     19      274         178          84
     20      304         208         114
     21      330         234         139
     22      300         205         110
     23      320         224         130
     24      296         201         107
     25      335         240         146
     26      428         332         236
     27      341         248         154
     28      364         270         176
     29      333         241         147
     30      360         266         172
     31      379         286         193
     32      376         292         200
     33      404         319         226
     34      370         286         195
     35      396         311         219
     36      364         280         189
     37      370         319         228
     38      420         371         286
     39      365         312         229
     40      393         341         257
     41      362         308         225
     42      389         337         253
     43      363         317         260
     44      361         315         259
     45      388         343         286
     46      356         309         253
     47      382         337         280
     48      348         301         244
     49      352         304         258

50           444         402         358
51           348         300         253
52           374         327         281
53           342         293         246
54           367         319         272
55           349         300         252
56           354         304         256
57           380         331         283
58           347         297         248
59           373         324         275
60           338         288         238
61           343         293         244
62           439         393         346
63           341         290         240
64           369         319         270
65           337         286         235
66           364         314         264
67           339         288         237
68           338         287         235
69           365         314         264
70           334         282         229
71           361         310         258
72           328         275         222
73           331         279         224
74           428         380         326
75           329         277         220
76           358         307         251
77           327         274         217
78           356         304         247
79           328         275         215
80           291         239         179
81           320         268         208
82           289         236         175
83           318         265         205
84           284         230         169
85           287         233         168
86           350         297         232
87           267         232         165
88           316         262         195
89           286         230         163
90           315         259         192
91           287         230         160
92           287         230         159
93           319         262         190
94           288         230         159
95           319         262         189
96           287         228         156